UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRIME GLOBAL CAPITAL GROUP INCORPORATED
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRIME GLOBAL CAPITAL GROUP INCORPORATED

E-5-2, Megan Avenue 1, Block E

189, Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Prime Global Capital Group Incorporated will be held at Meritus Pelangi Beach Resort & Spa, Pelangi 1 Hall, Langkawi, Malaysia, on July 30, 2015, at 8:00 a.m., Malaysia Standard Time (GMT +8), for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect a Board of Directors to serve for the ensuing year;
2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm for the quarter ended July 31, 2015, and the fiscal year ending October 31, 2015;
3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers; and
4.	To transact such other business as may properly come before the meeting.

The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting is June 1, 2015. Accordingly, only stockholders of record as of that date will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

Your vote is very important to us. Regardless of whether you expect to attend the meeting, please act promptly to vote your shares. You may vote your shares by telephone, over the Internet or by attending the annual meeting and voting your shares in person. You may also grant your proxy to vote by telephone, over the Internet or by returning a signed, dated and marked proxy card that you received. If you are present at the meeting and hold shares in your name, you may vote in person even if you have previously submitted your proxy by telephone, over the Internet or by mail. If your shares are held in street name with your broker or by a nominee and you wish to vote in person at the meeting, you will need to obtain a legal proxy from the institution that holds your shares and provide that legal proxy at the meeting.

By Order of the Board of Directors Sek Fong Wong, Secretary June 11, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2015

The Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014 are available at www.sec.gov.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF

PRIME GLOBAL CAPITAL GROUP INCORPORATED

Approximate date of mailing — June 18, 2015

Date, Time and Place of Annual Meeting

The annual meeting of stockholders of Prime Global Capital Group Incorporated, or “we”, “us” or the “Company,” is scheduled to be held as follows:

Date:	Thursday, July 30, 2015
Time:	8:00 a.m., Malaysia Standard Time (GMT +8)
Place:	Meritus Pelangi Beach Resort & Spa Pelangi 1 Hall Pantai Cenang
07000 Langkawi
Kedah Darul Aman, Malaysia

Proposals to be Considered at the Annual Meeting

At the annual meeting, you will be asked to consider and vote on the following proposals:

•	To elect five directors;
•	To ratify the appointment of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm for the quarter ended July 31, 2015, and the fiscal year ending October 31, 2015;
•	To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers; and
•	To transact such other business as may properly come before the annual meeting.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Our Board of Directors has fixed the close of business on June 1, 2015 as the record date for the annual meeting and only holders of record of our common stock on the record date are entitled to vote at the annual meeting. On the record date, there were outstanding 512,682,393 shares of our common stock.

Voting Rights and Quorum

Each share of our common stock is entitled to one vote. The presence in person or representation by proxy of holders of a majority of the shares of our common stock issued and outstanding as of the close of business on June 1, 2015, will constitute a quorum at the annual meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting, it is expected that the annual meeting will be adjourned or postponed to solicit additional proxies.

Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have the same effect as a vote cast against such director. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will be treated as not being voted and will have the same effect as a vote cast against a proposal.

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If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the New York Stock Exchange (the “NYSE”), a brokerage firm may give a proxy to vote its customer’s stock without customer instructions if the brokerage firm (i) transmitted proxy materials to the beneficial owner of the stock, (ii) did not receive voting instructions by the date specified in the statement accompanying the proxy materials and (iii) has no knowledge of any contest with respect to the actions to be taken at the stockholders’ meeting and such actions are adequately disclosed to stockholders. In addition, under new NYSE rules, brokerage firms may not vote their customers’ stock without instructions from the customer if the vote concerns the election of directors, a matter relating to executive compensation, including the advisory proposal on compensation and the advisory proposal on how frequently stockholders should vote to approve the compensation of the named executive officers, which will be voted on at the meeting, or an authorization for a merger, consolidation or any matter that could substantially affect the rights or privileges of the stock.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

•	“FOR” all director nominees;
•	“FOR” the appointment of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm; and
•	“FOR” the approval of the compensation arrangements of certain executive officers.

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

•	by delivering written notification to us at our principal executive offices at E-5-2, Megan Avenue 1, Block E, 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia, Attention: Corporate Secretary;
•	by changing your vote or revoking your proxy by telephone or over the Internet;
•	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);
•	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or
•	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).
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If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors, and we will pay for the entire cost of the solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding the solicitation material to the beneficial owners of our common stock held of record by those persons, and we may reimburse them for reasonable transaction and clerical expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or other means of communication by our officers and regular employees. These people will receive no additional compensation for these services, but will be reimbursed for any expenses incurred by them in connection with these services. We have engaged Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies. We will pay that firm approximately $17,000 for its services and reimburse its out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related matters.

Delivery of One Proxy Statement to A Single Household

We will deliver only one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future proxy statements and annual reports to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Prime Global Capital Group Incorporated, E-5-2, Megan Avenue 1, Block E, 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia, Attn: Secretary. The Secretary may also be reached by telephone at +603 2162 0773; facsimile at +603 2161 0770.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 11, 2015, as to the beneficial ownership of our common stock, in each case, by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each executive officer; (iii) each individual named in the Summary Compensation Table; (iv) each of our directors and nominees; and (v) all of our current executive officers and directors as a group.

Name of Beneficial Owner	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock
Weng Kung Wong (1)	54,811,085	10.69%
Liong Tat Teh (1)	36,870	* %
Dato’ Amiruddin Bin Che Embi (1)	0
Peijin W. Hoppe (1)(3)	0
James E. Scheifley (1)	0
Poh Chai Ham (1)	0
All executive officers and directors as a group (six persons)	54,866,390	10.7%

* Less than 1%.

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(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Prime Global Capital Group Incorporated, E-5-2, Megan Avenue 1, Block E, 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia.
(2)	Applicable percentage ownership is based on 512,682,393 shares of common stock outstanding as of June 11, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of June 11, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of June 11, 2015, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Peijin W. Hoppe has declined to stand for reelection on our Board of Directors.

DIRECTORS, OFFICERS, NOMINEES AND CONTROL PERSONS

Set forth below are the present directors and executive officers and director nominees of the Company. There are no arrangements or understandings between any of the directors, director nominees, officers and other persons pursuant to which such person was selected as a director or an officer.  Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified.  Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Weng Kung Wong	42	Chief Executive Officer and Director
Liong Tat Teh	55	Chief Financial Officer and Director
Sek Fong Wong	36	Secretary
Amiruddin Bin Che Embi	68	Director
James E. Scheifley	67	Director Nominee
Ham Poh Chai	34	Director

Weng Kung Wong, age 42, our Chief Executive Officer and Director since November 15, 2010, founded Mobile Wallet Sdn. Bhd., MWSB, one of the first Malaysian m-commerce companies, in 2004 and currently serves as its Executive Director and Chief Executive Officer. Prior to founding MWSB, Mr. Wong served as an Agency Unit Manager of MAA Insurance from April, 2001 to November, 2003. From January, 2000 to April, 2001, he was the Marketing Director of Spider Holding Sdn. Bhd., an herb products distribution company. Mr. Wong began his professional career in 1995 with Forever Living Products, a health products multilevel marketing company, where he spent four years in positions of accelerating responsibility in the areas of business development and marketing. Mr. Wong obtained a bachelor’s degree in Management Information Systems from the National Central University of Taiwan in 1995. As our Chief Executive Officer, Mr. Wong brings to our Board of Directors knowledge of our operations and history, business leadership, corporate strategy and entrepreneurial expertise.

Liong Tat Teh, age 55, our Chief Financial Officer and Director since November 15, 2010, has more than 28 years of professional accounting and financial experience. Mr. Teh is currently the Financial Controller of MW Group, a now dormant company. Prior to joining MW Group in February, 2008, Mr. Teh served as the Financial Controller of Ikhmas Jaya Sdn. Bhd., a construction and civil engineering company, from February, 1995 to January, 2008. From June, 1993 to February, 1995, Mr. Teh was a Group Accountant of Mitrajaya Holding Bhd., a construction engineering company. Prior to joining Mitrajaya Holding Bhd., Mr. Teh was a Finance Manager for Vorwerk (M) Sdn. Bhd., a Malaysian subsidiary of Vorwerk International based in Germany, a distributor of household appliances, from December, 1992 to June, 1993. From March, 1989 to December, 1992, Mr. Teh worked as Accountant at Tasima Footwear Sdn Bhd. Mr. Teh graduated from Kolej Tunku Abdul Rahman Malaysia in 1983 with a Diploma in Cost and Management Accounting, and attained a fellowship at the Chartered Institute of Management Accountants of United Kingdom. Mr. Teh has been a Chartered Accountant registered with Malaysian Institute of Accountants since 1995. Mr. Teh brings to the Board of Directors business leadership, corporate strategy, accounting and financial expertise.

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Sek Fong Wong, age 36, joined us as our Secretary on November 15, 2010. She is also the Assistant Administration Manager of MWPAY Sdn. Bhd., the marketing and distribution arm of Mobile Wallet Group. She served as our director from November 15, 2010 to April 12, 2012. Prior to joining MWPAY, Ms. Wong served as the Personal Assistant of Bioworld Resource Sdn. Bhd., a multilevel marketing arm of CEEBEE Groups of companies, promoting health food from September, 2005 to April, 2008. From August, 2000 to September, 2005, Ms. Wong was actively involved in Gerakan Belia Bersatu Malaysia (GBBM), a youth movement NGO. She is a Central Committee Member of GBBM and represents the country of Malaysia in various conferences and activities located in Malaysia and elsewhere. Miss Wong received a bachelor’s degree in Chemistry and Biology from Kolej Tunku Abdul Rahman Malaysia in 2000.

Amiruddin Bin Che Embi, aged 68, joined our Board of Directors on April 12, 2012. He is the President of the Malaysian Rugby Union and Kedah Rugby Union and the Honorary Secretary of the Royal Kedah Club. Since December 2009, he has served on the board of directors of Etika Kawalan Sdn. Bhd., a security solutions company. From 2005 to 2009, Mr. Embi served on the board of directors of Tahan Insurance Malaysia Berhad. Dato’ Amir led an illustrious career at the Royal Malaysian Police for 37 years before retiring in 2004. He has been recognized with numerous medals, honors and awards for his contributions to the state, including: Pingat Jasa Kebaktian (PJK) (1975); Pingat Cemerlang Kedah (PCK) (1976); Ahli Mangku Negara (AMN) (1978); Bintang Cemerlang Kedah (BCK) (1983); Pingat Kelakuan Terpilih (PKT) (1989); Pingat Setia Kelantan (PSK) (1997); Dato’ Setia Pangkuan Negeri (DSPN) (1998); Dato’ Setia DiRaja Kedah (DSDK) (2000); Pahlawan Setia Pasukan Polls (PSPP) (2001); Dato’ Pahlawan Tamin Sari (DPTS) (2002); and Darjah Gemilang Mahkota Kedah (2008). Dato’ Amir brings to the Board of Directors his deep insight, knowledge and experience in working with numerous governmental agencies and experience and service of serving on other boards.

James E. Scheifley, aged 67, has served as the founding partner of James E. Scheifley & Associates P.C., an accounting and advisory firm, where he audits small to medium sized public companies, since 1982. Prior to that time, Mr. Scheifley served as the Chief Financial Officer, comptroller and or director of several public companies from 1978 to 2005, including Scott’s Liquid Gold, SciPro, Inc., and Redneck Foods, Inc.. Mr. Scheifley received his Bachelor of Science in accounting from LaSalle Univeristy in 1969. Mr. Scheifley brings to the Board of Directors accounting, auditing, finance, tax and public company experience.

Poh Chai Ham, 34, joined our Board of Directors on November 1, 2013. He is a partner at Leong & Co., and specializes in contract and banking law.  Poh Chai Ham joined Leong & Co. since December 2011. Prior to that time, Poh Chai Ham was in full time study for his law degree. Poh Chai Ham received his L.L.B. law degree (with honors) from Multimedia University, Ayer Keroh Melaka in 2011.  Upon graduation, Poh Chai Ham chambered with Leong & Co. Upon completion of his pupilage, Poh Chai Ham was admitted as an Advocate & Solicitor of the High Court of Malaya in 2013. Thereafter he became a partner in Leong & Co. Poh Chai Ham brings to the Board of Directors legal insight and expertise in contract and banking law.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

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No executive officer or director has been involved in the last ten years in any of the following:

•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or
•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Certain Relationships And Related Transactions

Transactions With Weng Kung Wong, Wooi Khang Pua and Kok Wai Chai

As of October 31, 2014, we obtained from Weng Kung Wong, our Chief Executive Officer and director, several unsecured, interest-free advances which, together with prior advances, have an aggregate principal amount of approximately $3,851,394. The advances are not expected to be repayable within the next twelve months. We repaid approximately $3,122,133 during fiscal year ended October 31, 2014.

As of October 31, 2014, we obtained from Wooi Khang Pua, UHT’s director, several unsecured, interest-free temporary advances made to the Company with the aggregate principal amount of $180,197. The advances are repayable within the next twelve months. We were granted with a waiver to forgive an amount of $140,356 during fiscal year ended October 31, 2014.

Weng Kung Wong and Kok Wai Chai, UHT’s director, have jointly and severally guaranteed the repayment of the loan made by Hong Leong Bank Berhad to PGCG Assets in the principal amount of RM 41,000,000 and the repayment of all financial commitments of PGCG Assets to such lender. This loan was obtained by PGCG Assets in connection with the acquisition of its fifteen story commercial building in Kuala Lumpur, Malaysia. The terms of this loan are more fully described in the Current Report on Form 8-K filed with the SEC on December 17, 2012.

On November 12, 2014, our loan with Hong Leong Bank Berhad was refinanced with a loan from the Bank of China (Malaysia) Berhad consisting of a revolving line of credit, or the RC, in the amount of RM 15,000,000 (approximately US$4,587,984) and a term loan, or the TL, in the amount of RM 40,000,000 (approximately US$ 12,234,623.37), for an aggregate of RM 55,000,000 (approximately US$16,822,607). This loan is personally guaranteed by Wong Weng Kung, our Chief Executive Officer and Director, and also guaranteed by UHT, our wholly owned subsidiary. The foregoing description of the loan with the Bank of China (Malaysia) Berhad is qualified in its entirety by reference to such agreement, which is filed as Exhibit 1 to this proxy statement and is incorporated herein by reference.

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Weng Kung Wong and Kok Wai Chai also have jointly and severally guaranteed the repayment of the loans made by RHB Bank Berhad to PGCG Assets in the principal amount of RM 9,840,000 in connection with the acquisition of its twelve story commercial building in Kuala Lumpur, Malaysia. The foregoing description of the loans with RHB Bank Berhad is qualified in its entirety by reference to such agreements, which are filed as Exhibits 2 through and including 4 to this proxy statement and are incorporated herein by reference

We have not adopted policies or procedures for approval of related person transactions but review them on a case-by-case basis. We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties. Except as set forth above, we have not entered into any material transactions with any director, director nominee, executive officer, and promoter, beneficial owner of more than five percent of our common stock, or family members of such persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended October 31, 2014, and up to the date of this proxy statement, our officers, directors and greater than 10% percent beneficial owners timely filed all reports required by Section 16(a) of the Securities Exchange Act.

CORPORATE GOVERNANCE

Director Independence

We have adopted standards for director independence that correspond to NYSE listing standards and SEC rules. An “independent director” means a person who is not an officer or employee of the Company or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent, the Board must affirmatively determine that neither the director, nor any member of his or her immediate family, has had any direct or indirect material relationship with the Company within the previous three years. In addition, to be considered “independent” under SEC rules, each member of the Audit Committee may not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from us, other than compensation for his or her services as a director.

The Board considered relationships, transactions and/or arrangements with each of the directors and director nominee and concluded that none of the non-employee directors, director nominee, or any of his or her immediate family members, has any relationship with us that would impair his or her independence. The Board has determined that each member of the Board, other than Messrs. Wong and Teh, is an independent director under applicable NYSE listing standards and SEC rules. Messrs. Wong and Teh do not meet the independence standards because they are employees and executive officers of the Company.

Board Meetings

During calendar year 2014, our Board held 2 meetings. Each director attended all Board meetings and applicable committee meetings held during calendar year 2014. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others.

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Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. Three of our directors attended our 2014 Annual Stockholders Meeting. We expect a similar number of our directors to attend our 2015 Annual Stockholders Meeting,.

Committees of Our Board

During fiscal year 2014, the members of each of our Compensation, Audit, and Nominations and Corporate Governance committees are comprised of our three independent directors: Dato’ Amiruddin Bin Che Embi, Poh Chai Ham and Peijin Wu Hoppe. Dato’ Wira Amiruddin, Poh Chai Ham and Peijin Wu Hoppe were appointed to serve as the Chairman or Chairperson, as applicable, of the Compensation Committee, the Nominations and Corporate Governance Committee, and the Audit Committee respectively. Ms. Hoppe has declined to stand for reelection and James Scheifley has been nominated by the Board to replace the vacancy that will be created by Ms. Hoppe’s departure. If elected, we expect to appoint James Scheifley to serve on our Compensation, Audit, and Nominations and Corporate Governance committees, with Mr. Scheifley serving as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Copies of the charters for each of the Compensation, Audit and Nominations and Corporate Governance Committees are included as Appendices A, B and C, respectively, to this proxy statement.

Compensation Committee

Our Compensation Committee is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. The Compensation Committee annually reviews and approves for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. The Compensation Committee may award discretionary bonuses to each of the named executives, and reviews and approves the process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, the Compensation Committee reviews and approves the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers. For additional information regarding the operation of the Compensation Committee, see our discussion under the section entitled “Compensation Discussion and Analysis” of this proxy statement. The Compensation Committee held one meeting during calendar year 2014. The charter of the Compensation Committee is included as Appendix A to this proxy statement.

Audit Committee

The Audit Committee reviews with our management, the internal auditors and the independent registered public accounting firm, the adequacy and effectiveness of our system of internal control over financial reporting; reviews significant accounting matters; reviews quarterly unaudited financial information prior to public release; approves the audited financial statements prior to public distribution; approves our assertions related to internal controls prior to public distribution; reviews any significant changes in our accounting principles or financial reporting practices; reviews, approves and retains the services performed by our independent registered public accounting firm; has the authority and responsibility to evaluate our independent registered public accounting firm; discusses with the independent registered public accounting firm their independence and considers the compatibility of non-audit services with such independence; annually selects and retains our independent registered accounting firm to examine our financial statements; and conducts a legal compliance review. No member of the Audit Committee serves on the audit committees of more than three public companies. The Audit Committee held one meeting during calendar year 2014. The charter of the Audit Committee is included as Appendix B to this proxy statement.

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Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10K for the year ended October 31, 2014.

Submitted by members of the Audit Committee:

Peijin W. Hoppe

Dato’ Amiruddin Bin Che Embi

Poh Chai Ham

Nominations and Corporate Governance Committee

The Nominations and Governance Committee is involved in determining compensation for our Directors. The Nominations and Governance Committee reviews and administers our Directors’ compensation plans, including approval of grants of equity or equity-based awards, and makes recommendations to the Board with respect to compensation plans and equity-based plans for Directors. The Nominations and Governance Committee annually reviews Director compensation in relation to comparable companies and other relevant factors. Any change in Director compensation must be approved by our Board. The Nominations and Governance Committee held one meeting during calendar year 2014. The charter of the Nominations and Governance Committee is included as Appendix C to this proxy statement.

Consideration of Director Nominees

The policy of the Nominations and Corporate Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors” and “Stockholder Proposals.” In evaluating nominations, the Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our Board and to address the membership criteria set forth below under “Board Diversity and Director Qualifications.”

Board Diversity and Director Qualifications

Although there is no specific board diversity policy in place presently, the Nominations and Corporate Governance Committee does consider such factors as it deems appropriate and consistent with our the charter of the Nominations and Corporate Governance Committee and other criteria which may be established by our Board. The Nominations and Corporate Governance Committee’s goal in selecting directors for nomination to our Board is generally to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable us to pursue our strategic objectives. The Nominations and Corporate Governance Committee has not reduced the qualifications for service on our Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, we seek, consistent with the vacancies existing on our Board at any particular time and the interplay of a particular candidate’s experience with the experience of other Directors, to select individuals whose business experience, knowledge, skills, diversity and integrity would be considered a desirable addition to our Board and any committees thereof. In addition, the Nominations and Corporate Governance Committee annually conducts an informal review of incumbent Directors in order to determine whether a Director should be nominated for re-election to our Board.

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The Nominations and Corporate Governance Committee makes determinations as to Director selection based upon the facts and circumstances at the time of the receipt of the Director candidate recommendation. Applicable considerations include: whether the Nominations and Corporate Governance Committee is currently looking to fill a new position created by an expansion of the number of Directors, or a vacancy that may exist on our Board; whether the current composition of our Board is consistent with the criteria described in our charter; whether the candidate submitted possesses the qualifications that are generally the basis for selection of candidates to our Board; and whether the candidate would be considered independent under the rules of the NYSE and our standards with respect to Director independence.

Identifying and Evaluating Nominees for Directors

The Nominations and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for Director. The Nominations and Corporate Governance Committee considers the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominations and Corporate Governance Committee will consider various potential candidates for Director. Candidates may come to the attention of the Nominations and Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons. As described above, the Nominations and Corporate Governance Committee considers properly submitted nominations for candidates for our Board. Following verification of the recommending shareholder’s status, recommendations are considered by the Nominations and Corporate Governance Committee at its next regularly scheduled meeting.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Prime Global Capital Group Incorporated

c/o Corporate Secretary

E-5-2, Megan Avenue 1, Block E

189, Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure

We intend to designate Weng Kung Wong and Liong Tat Teh to serve as executive members of the Board upon re-election to the Board. As the Chief Executive Officer and Chief Financial Officer of the Company, respectively, we believe that Messrs. Wong and Teh will bring to the Board extensive experience and familiarity with our business in particular and its industries generally. We believe this background enhances the role of executive members of the Board in the development of long-term strategic plans and oversight of senior management in the implementation of those plans. We intend to provide independent directors with opportunities to meet in executive sessions without management present at the time of each regular Board meeting and additionally as deemed appropriate or necessary. Because Messrs. Wong and Teh are not independent under NYSE standards, the chair at these executive sessions will rotate among the chairman of the Compensation Committee, the Audit Committee and the Nominating and Governance Committee. We believe that this structure will allow multiple directors to exercise important leadership roles, and will also provide for focused engagement by the Board committees and their chairs in their respective areas of responsibility. We believe that this structure will help facilitate clear and open communications between the Board of Directors and senior management, while providing for active oversight by independent directors. For the above reasons, the Board of Directors believes the current and the prospective leadership structure is appropriate for the Company.

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Board’s Role in Risk Oversight

Our management team is primarily responsible for the day-to-day assessment and management of the Company’s risk exposure. The Board of Directors provides oversight in connection with these efforts, with a particular focus on the most significant risks facing us. The Board of Directors believes that full and open communication between the management team and the Board of Directors is essential for both effective risk management and for meaningful oversight. To this end, the Board of Directors regularly meets with our Chief Executive Officer and the other members of our senior management team to discuss strategies, key challenges, and risks and opportunities for us. Management periodically presents to the Board of Directors strategic overviews of the Company’s most significant issues, including risks affecting the Company.

In order to help facilitate its risk oversight responsibilities, the Board of Directors intends to utilize each of its committees to oversee specific areas of risk that are appropriately related to the committee’s areas of responsibility once such committees are established. The Audit Committee will assist the Board of Directors in discharging its oversight responsibilities in the areas of internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Audit Committee will discuss with management, the internal audit group and the independent auditor guidelines and policies with respect to risk assessment and risk management. The Audit Committee will also discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure. The Compensation Committee will assist the Board of Directors in discharging its oversight responsibilities regarding the risks related to the attraction and retention of personnel as well as the risks associated with the design of compensation programs and arrangements applicable to both executive officers and to all employees. The Nominating and Corporate Governance Committee will establish, monitor and evaluate the implementation of our corporate governance policies. While the Board committees will be responsible for initially monitoring certain risks, the entire Board of Directors will be kept informed of the significant risks facing the Company through management and committee reports about such risks and the steps being taken to mitigate these risks.

Risk Assessment of Compensation Policies and Practices

Our Board of Directors oversees management’s evaluation of whether our employee compensation policies and practices pose any risks that are reasonably likely to have a material adverse effect on the Company. In conducting this evaluation, management reviews our overall compensation structure, taking into account the overall mix of compensation and the overall business risk. Management undertakes such a review periodically and reports to the Board any finding that a risk related to our compensation structure may exist, as well as any factors which may mitigate the risk posed by the particular compensation policy or practice. We have determined that there are currently no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation philosophy is to create a long-term direct relationship between pay and our performance. Our executive compensation program is designed to provide a balanced total compensation package over the executive’s career with us. The compensation program objectives are to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. The compensation package of our named executive officers consists of two main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations; and

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2.	discretionary bonus awards payable in cash and tied to the satisfaction of corporate objectives.

Process for Setting Executive Compensation

Our Compensation Committee is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. The Compensation Committee annually reviews and approves for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. The Compensation Committee may award discretionary bonuses to each of the named executives, and reviews and approves the process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, the Compensation Committee reviews and approves the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers.

The Chief Executive Officer periodically provides the Compensation Committee with an evaluation of each named executive officer’s performance, based on the individual performance goals and objectives developed by the Chief Executive Officer at the beginning of the year, as well as other factors. The Compensation Committee provides an evaluation for the Chief Executive Officer. These evaluations serve as the bases for bonus recommendations and changes in the compensation arrangements of our named executives.

Our Compensation Peer Group

We currently engage in informal market analysis in evaluating our executive compensation arrangements. As the Company and its businesses mature, we may retain compensation consultants that will assist us in developing a formal benchmark and selecting a compensation peer group of companies similar to us in size or business for the purpose of comparing executive compensation levels.

Program Components

Our executive compensation program consists of the following elements:

Base Salary

Our base salary structure is designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer reflects our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, the Compensation Committee considers all of these factors, though it does not assign specific weights to any factor. The Compensation Committee generally reviews the base salary for each named executive officer on an annual basis. For each of our named executive officers, we review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

Discretionary Bonus

The objectives of our bonus awards are to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

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Each of our named executive officers is eligible for consideration for a discretionary cash bonus. The Chief Executive Officer makes recommendations regarding bonus awards for the named executive officers and the Compensation Committee provides the bonus recommendation for the Chief Executive Officer. However, the Compensation Committee has sole and final authority and discretion in designating to whom awards are made, the size of the award, if any, and its terms and conditions. The bonus recommendation for each of the named executive officers depends on a number of factors, including (i) the performance of the Company for the year, (ii) the satisfaction of certain individual and corporate performance measures, and (iii) other factors which the Compensation Committee may deem relevant. The Company did not award any cash bonuses during fiscal year 2014.

Stock Holdings

The Compensation Committee recognizes the importance of having a portion of the named executive officers’ compensation be paid in the form of equity, to help align the executives’ interests with the interests of the Company’s stockholders. At this point, however, the Compensation Committee has chosen to emphasize the cash-based portion of our compensation program over a stock program because it believes the discretionary nature of the cash-based compensation gives it the needed flexibility to factor in and reward the attainment of longer-term goals for the Company and the executives, as the Compensation Committee deems appropriate.

Accordingly, we encourage, but do not insist on, executive ownership of our common stock. Methods of supporting ownership include turning to executives to support the financing needs of the Company. We have historically allowed our named executives to participate in private placements of the Company’s securities on the same terms and conditions as other investors. During fiscal year 2012, our Chief Executive Officer invested approximately US $20,890,272 into the Company resulting in a beneficial ownership of 54,811,085 shares of common stock, or approximately 10.69% of our issued and outstanding common stock. We believe that this practice achieves the dual goals of meeting the Company’s financing needs and aligning our executives’ interests with the interests of our stockholders.

We have not timed nor do we plan to time our release of material non-public information for the purpose of affecting the value of executive compensation.

Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended October 31, 2014, 2013 and 2012 to (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) our three most highly compensated executive officers other than the principal executive officer and the principal financial officer who were serving as executive officers on October 31, 2014, whose total compensation was in excess of $100,000, and (iii) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on October 31, 2014.

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total(1)
Weng Kung Wong	2014	$104,949	$0	$0	$0	$0	$0	0	$104,949
Chief Executive Officer and President	2013	$108,696	$0	$0	$0	$0	$0	0	$108,696
	2012	$109,392	$0	$0	$0	$0	$0	$0	$109,392
Liong Tat Teh	2014	$42,280	$0	$0	$0	$0	$0	$0	$42,280
Chief Financial Officer	2013	$43,350	$0	$0	$0	$0	$0	$0	$43,350
	2012	$42,528	$0	$0	$0	$0	$0	$0	$42,528

(1)	All cash compensation was paid in Malaysian Ringgit, our functional currency. The Malaysian Ringgit was converted into United States Dollars using the exchange rate prevailing at the dates of payment at an average annualized rate of 3.2450, 3.13313 and 3.1132 for fiscal years ended October 31, 2014, 2013 and 2012, respectively.

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Narrative disclosure to Summary Compensation

Each of our executive officers are parties to an employment agreement with UHT, our subsidiary, dated July 19, 2011, or the Employment Agreements. Pursuant to the terms of the Employment Agreements, the executive officers will receive the annual base salaries set forth below, retroactive July 1, 2011:

Name	Annual Salary
Weng Kun Wong	MYR 340,560 or US$109,392
Liong Tat Teh	MYR 124,800 or US$40,087
Sek Wong Fong	MYR 46,200 or US$14,840

Each executive officer may terminate his or her respective employment agreement by giving two months prior written notice or, in lieu of such notice, electing to immediately terminate and receive a sum equal to two months salary. UHT may terminate each Employment Agreement by giving 24 hours prior written notice in the event of any gross misconduct, criminal activities committed by the employee, or serious default or breach by the employee of any terms of his or her respective employment agreement or the rules and regulations of UHT.

Each executive officer also executed a noncompetition and nondisclosure agreement containing non-solicitation obligations that survive the termination of the agreement for a period of two years, confidentiality obligations and other obligations relating to employee inventions by the executive.

The foregoing descriptions of the Employment Agreements are qualified in their entirety by reference to such agreements which are filed as Exhibits 5, 6 and 7 to this proxy statement, respectively, and are incorporated herein by reference.

Our executive officers are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf.

Equity Awards

There are no options, warrants or convertible securities outstanding. At no time during the last fiscal year with respect to any of any of our executive officers was there:

●	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);
●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
●	any option or equity grant;
●	any non-equity incentive plan award made to a named executive officer;
●	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
●	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

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Compensation of Directors

During our fiscal year ended October 31, 2014, we did not provide compensation to any of our employee directors for serving as our director. We currently have no formal plan for compensating our employee directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time.

Non-Employee Director Fees

Our Compensation Committee and Board determines the form and amount of compensation for our non-employee directors based on informal surveys of similar companies and the amount necessary to attract and retain such directors. For the fiscal year ended October 31, 2014, we paid each of our non-employee directors as follows:

Name	Fees earned or paid in cash* ($)		Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)
Amiruddin Bin Che Embi	$11,094	*	–	–	–	–	–	$11,490

Peijin Wu Hoppe (1)	$30,000		–	–	–	–	–	$30,000

Ham Poh Chai	$11,094	*	–	–	–	–	–	$11,490

* All fees were paid in Malaysian Ringgit, our functional currency. The Malaysian Ringgit was converted into United States Dollars using the exchange rate prevailing at the dates of payment at an average annualized rate of 3.245 for fiscal year ended October 31, 2014.

(1) Peihin Wu Hoppe has declined to stand for reelection.

Directors who are residents of Malaysia receive a monthly retainer in the amount of RM 3000. Ms. Hoppe, our director who is a U.S. resident, receives a monthly retainer in the amount of $2500. All directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Compensation Committee may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Compensation Risk Management

The Compensation Committee collaborated with our Board of directors and human resources staff to conduct an assessment of potential risks that may arise from our compensation programs. Based on this assessment, the Compensation Committee concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards non-executives with cash bonuses for punctuality. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and

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•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Compensation Committee and management discretion.

Compensation Committee Interlocks and Insider Participation

Dato’ Amiruddin Bin Che Embi, Peijin W. Hoppe and Poh Chai Ham served on our Compensation Committee during fiscal year ended October 31, 2014. Ms. Hoppe declined to stand for re-election. Accordingly, we expect James Scheifley to serve on our Compensation Committee if he is elected to our Board of Directors.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this report with management. Based on its review and discussion with management, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Annual Report. The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this Annual Report and irrespective of any general incorporation language in such filing.

Submitted by members of the Compensation Committee:

Dato’ Amiruddin Bin Che Embi

Peijin W. Hoppe

Poh Chai Ham

CHANGES IN OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FEES

On June 9, 2015, the audit committee of the Board of Directors of Prime Global Capital Group Incorporated, a Nevada corporation (“we” or “us”), approved the dismissal of B F Borgers CPA PC (“Borgers PC”) as our independent accountant. Borgers PC audited our consolidated financial statements for the fiscal years ended October 31, 2014 and 2013, and reviewed our consolidated financial statements for the related interim periods. Concurrently therewith, we retained the firm of Crowe Horwath (HK) CPA Limited (“Crowe Horwath”), to audit our consolidated financial statements for our fiscal year ending October 31, 2015.

In connection with the audits of our consolidated financial statements as of and for the fiscal years ended October 31, 2014 and 2013, there were no disagreements with Borgers PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Borgers PC, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended October 31, 2014 and 2013, or during any subsequent interim period.

The audit reports of Borgers PC on our consolidated financial statements as of and for the years ended October 31, 2014 and 2013, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that each of the audit report for the years ended October 31, 2014 and 2013, contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern.

We have requested that Borgers PC furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 8.

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During the fiscal years ended October 31, 2014 and 2013, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe Horwath regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Crowe Horwath did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Borgers PC on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Borgers PC, would have caused Borgers PC to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Fees Billed by Our Independent Registered Public Accounting Firms

All audit work relating to fiscal years ended October 31, 2014 and 2013 were performed by BF Borgers CPA PC.

Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

The following table sets forth fees billed by our auditors during the last two fiscal years for services rendered for the audit of our annual consolidated financial statements and the review of our quarterly financial statements, services by our auditors that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported as audit fees, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered.

	October 31, 2014	October 31, 2013

Audit fees(1)	$79,000	79,000

Audit related fees(2)	28,000	28,000

Tax fees	–	–

All other fees	–	–

________________________________________________________________

(1) Audit Fees represent fees for professional services provided in connection with the audit of our consolidated annual financial statements and review of the quarterly financial statements and internal controls over financial reporting, and audit services in connection with statutory or regulatory filings, consents or other SEC matters.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” In fiscal 2014 and 2013, this category consisted of fees billed by HKCMCPA Company Limited in connection with compiling the Company’s financial statements for fiscal 2014 and 2013.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All nominees except for James Scheifley presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Weng Kung Wong, age 42, our Chief Executive Officer and Director since November 15, 2010, founded Mobile Wallet Sdn. Bhd., MWSB, one of the first Malaysian m-commerce companies, in 2004 and currently serves as its Executive Director and Chief Executive Officer. Prior to founding MWSB, Mr. Wong served as an Agency Unit Manager of MAA Insurance from April, 2001 to November, 2003. From January, 2000 to April, 2001, he was the Marketing Director of Spider Holding Sdn. Bhd., an herb products distribution company. Mr. Wong began his professional career in 1995 with Forever Living Products, a health products multilevel marketing company, where he spent four years in positions of accelerating responsibility in the areas of business development and marketing. Mr. Wong obtained a bachelor’s degree in Management Information Systems from the National Central University of Taiwan in 1995. As our Chief Executive Officer, Mr. Wong brings to our Board of Directors knowledge of our operations and history, business leadership, corporate strategy and entrepreneurial expertise.

Liong Tat Teh, age 55, our Chief Financial Officer and Director since November 15, 2010, has more than 28 years of professional accounting and financial experience. Mr. Teh is currently the Financial Controller of MW Group, a now dormant company. Prior to joining MW Group in February, 2008, Mr. Teh served as the Financial Controller of Ikhmas Jaya Sdn. Bhd., a construction and civil engineering company, from February, 1995 to January, 2008. From June, 1993 to February, 1995, Mr. Teh was a Group Accountant of Mitrajaya Holding Bhd., a construction engineering company. Prior to joining Mitrajaya Holding Bhd., Mr. Teh was a Finance Manager for Vorwerk (M) Sdn. Bhd., a Malaysian subsidiary of Vorwerk International based in Germany, a distributor of household appliances, from December, 1992 to June, 1993. From March, 1989 to December, 1992, Mr. Teh worked as Accountant at Tasima Footwear Sdn Bhd. Mr. Teh graduated from Kolej Tunku Abdul Rahman Malaysia in 1983 with a Diploma in Cost and Management Accounting, and attained a fellowship at the Chartered Institute of Management Accountants of United Kingdom. Mr. Teh has been a Chartered Accountant registered with Malaysian Institute of Accountants since 1995. Mr. Teh brings to the Board of Directors business leadership, corporate strategy, accounting and financial expertise.

Amiruddin Bin Che Embi, aged 68, joined our Board of Directors on April 12, 2012. He is the President of the Malaysian Rugby Union and Kedah Rugby Union and the Honorary Secretary of the Royal Kedah Club. Since December 2009, he has served on the board of directors of Etika Kawalan Sdn. Bhd., a security solutions company. From 2005 to 2009, Mr. Embi served on the board of directors of Tahan Insurance Malaysia Berhad. Dato’ Amir led an illustrious career at the Royal Malaysian Police for 37 years before retiring in 2004. He has been recognized with numerous medals, honors and awards for his contributions to the state, including: Pingat Jasa Kebaktian (PJK) (1975); Pingat Cemerlang Kedah (PCK) (1976); Ahli Mangku Negara (AMN) (1978); Bintang Cemerlang Kedah (BCK) (1983); Pingat Kelakuan Terpilih (PKT) (1989); Pingat Setia Kelantan (PSK) (1997); Dato’ Setia Pangkuan Negeri (DSPN) (1998); Dato’ Setia DiRaja Kedah (DSDK) (2000); Pahlawan Setia Pasukan Polls (PSPP) (2001); Dato’ Pahlawan Tamin Sari (DPTS) (2002); and Darjah Gemilang Mahkota Kedah (2008). Dato’ Amir brings to the Board of Directors his deep insight, knowledge and experience in working with numerous governmental agencies and experience and service of serving on other boards.

James E. Scheifley, aged 67, has served as the founding partner of James E. Scheifley & Associates P.C., an accounting and advisory firm, where he audits small to medium sized public companies, since 1982. Prior to that time, Mr. Scheifley served as the Chief Financial Officer, comptroller and or director of several public companies from 1978 to 2005, including Scott’s Liquid Gold, SciPro, Inc., and Redneck Foods, Inc.. Mr. Scheifley received his Bachelor of Science in accounting from LaSalle University in 1969. Mr. Scheifley brings to the Board of Directors accounting, auditing, finance, tax and public company experience.

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Poh Chai Ham, 34, joined our Board of Directors on November 1, 2013. He is a partner at Leong & Co., and specializes in contract and banking law.  Poh Chai Ham joined Leong & Co. since December 2011. Prior to that time, Poh Chai Ham was in full time study for his law degree. Poh Chai Ham received his L.L.B. law degree (with honors) from Multimedia University, Ayer Keroh Melaka in 2011.  Upon graduation, Poh Chai Ham chambered with Leong & Co. Upon completion of his pupilage, Poh Chai Ham was admitted as an Advocate & Solicitor of the High Court of Malaya in 2013. Thereafter he became a partner in Leong & Co. Poh Chai Ham brings to the Board of Directors legal insight and expertise in contract and banking law.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Crowe Horwath (HK) CPA Limited, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending October 31, 2015, subject to stockholder approval. A representative of Crowe Horwath (HK) CPA Limited is not expected to be present at the annual meeting.

Crowe Horwath (HK) CPA Limited’s principal function is to audit management’s assessment of the effectiveness of our internal control over financial reporting and our consolidated financial statements and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in our quarterly reports.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Crowe Horwath (HK) CPA Limited as our independent registered public accounting firm for the fiscal year ending October 31, 2015.

PROPOSAL 3:

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed in the Compensation Discussion & Analysis (CD&A), tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the Board. During our 2012 Annual Meeting of Stockholders, the stockholders approved requiring us to seek stockholder such approval every three years. Accordingly, stockholders are asked to approve the following advisory resolution at our 2015 Annual Meeting of Stockholders:

“RESOLVED, that the stockholders of Prime Global Capital Group Incorporated approve, on an advisory basis, the compensation awarded by the company to the named executive officers, as disclosed in the Compensation Discussion and Analysis, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement for the 2015 Annual Meeting of Stockholders as required by the rules of the Securities and Exchange Commission.”

The Board of Directors has created a compensation program designed to attract, motivate and retain the qualified executives that help ensure the Company’s future success, to provide incentives for increasing profits by awarding executives when individual and corporate goals are achieved and to align the interests of executives and long-term stockholders.

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The Board of Directors urges stockholders to read the CD&A beginning on page 11 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the accompanying Summary Compensation Table and other related compensation tables and narrative which provide detailed information on the compensation of our named executive officers. The Board of Directors believes that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

Effect of Proposal

The proposal described above, commonly known as a "Say-on-Pay" proposal, gives you the opportunity to express your views regarding the compensation of the named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Company or the Board. However, the Company and the Board will carefully consider the outcome of the advisory vote on executive compensation when considering future executive compensation arrangements.

Our Board of Directors unanimously recommends that you vote “FOR” the non-binding resolution on executive compensation.

STOCKHOLDER PROPOSALS

Proposals by stockholders intended to be presented at the 2015 annual meeting of stockholders, to be considered for inclusion in our proxy statement for that annual meeting, must be personally delivered or mailed to our principal executive offices, as required by our Amended and Restated By-Laws, no later than May 4, 2015, which is 45 days prior to the mailing of the proxy, to the attention of the Corporate Secretary as follows: Corporate Secretary, E-5-2, Megan Avenue 1, Block E, 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia.

With respect to any proposal by a stockholder not seeking to have its proposal included in the proxy statement but seeking to have its proposal considered at the 2015 Annual Stockholders Meeting, if that stockholder fails to notify us of its proposal in the manner set forth above, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2015 annual meeting, notwithstanding that stockholders have not been advised of the proposal in the proxy statement for the 2015 annual meeting. Any stockholder proposals must comply in all respects with Rule 14a-8 of Regulation 14A and other applicable rules and regulations of the SEC.

In order for a stockholder to bring other business before a stockholder meeting, timely notice must be received by us within the time limits described in the immediately preceding paragraph. The stockholder’s notice must contain:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
•	the name and record address of the shareholder proposing such business;
•	the class and number of shares of the corporation which are beneficially owned by the shareholder;
•	a description of any material interest of such shareholder in such business;
•	a representation that such shareholder intends to appear in person or by proxy at the meeting to bring such business before the meeting; and
•	any other information required by law.
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Our amended bylaws provide that a stockholder entitled to vote for the election of our directors may nominate persons for election to our Board of Directors by delivering written notice to our corporate secretary. With respect to an election to be held at an annual meeting of stockholders, such notice generally must be delivered not later than the close of business on May 4, 2015, which is the 45th day prior to the mailing of the proxy.

The stockholder’s notice must include:

(a) as to each person whom the stockholder proposes to nominate for election or re-election as a director,

•	the name, age, business address and residence address of the person;
•	the principal occupation or employment of the person;
•	the class and number of shares of the corporation which are beneficially owned by the person;
•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and

(b) as to the stockholder giving the notice,

•	the name and record address of the stockholder; and
•	the class and number of shares of the corporation which are beneficially owned by the stockholder.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director of the corporation.

Because the 2015 annual meeting is to be held on July 30, 2015, our corporate secretary must have received written notice of a stockholder proposal to be acted upon at the 2015 annual meeting not later than the close of business on May 4, 2015, nor earlier than the close of business on April 4, 2015.

The requirements found in our amended and restated bylaws are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet to have a proposal included in our proxy statement. We will furnish any stockholder desiring a copy of our amended bylaws without charge by writing to our corporate secretary as described in “Voting and Revocation of Proxies.”

EXHIBITS

Exhibit No.	Description
1	Letter of Offer issued by the Bank of China (Malaysia) Berhad to PGCG Assets Holdings Sdn. Bhd. effective October 31, 2014. (1)
2	Offer Letter dated March 26, 2013, issued by RHB Bank Berhad with respect to four banking facilities in the aggregate principal amount of up to RM 3,452,000 (2)
3	Offer Letter dated March 26, 2013, issued by RHB Bank Berhad with respect to two banking facilities in the aggregate principal amount of up to RM 1,680,000 (2)
4	Offer Letter dated March 26, 2013, issued by RHB Bank Berhad with respect to six banking facilities in the aggregate principal amount of up to RM 4,708,000 (2)
5	Letter of Appointment dated July 19, 2011, by and between Union Hub Technology Sdn. Bhd. and Weng Kung Wong (3)
6	Letter of Appointment dated July 19, 2011, by and between Union Hub Technology Sdn. Bhd. and Liong Tat Teh (3)
7	Letter of Appointment dated July 19, 2011, by and between Union Hub Technology Sdn. Bhd. and Sek Fong Wong (3)
8	Consent of BF Borgers CPA PC*

* Filed herewith.

(1)	Incorporated by referenced from our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2014.
(2)	Incorporated by reference from our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2013.
(3)	Incorporated by reference from our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2011.

APPENDIX A: Compensation Committee Charter

APPENDIX B: Audit Committee Charter

APPENDIX C: Nominations and Governance Committee Charter

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APPENDIX A

COMPENSATION COMMITTEE CHARTER

 OF
PRIME GLOBAL CAPITAL GROUP INCORPORATED

Purpose

The general purpose and authority of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”), is as follows:

1.	Establish and periodically review the Company’s compensation philosophy and the adequacy of the compensation plans and programs for senior executives and other employees of the Company and its subsidiaries;

2.	Establish compensation arrangements and incentive goals for senior executives;

3.	Review senior executive performance and award incentive compensation and adjust compensation arrangements as appropriate based upon performance;

4.	Review and monitor management development and succession plans and activities;

5.	Review and discuss with management the Compensation Discussion & Analysis (“CD&A”) and related disclosures to be included in the Company’s annual proxy statement or Form 10-K filed with the United States Securities and Exchange Commission (“SEC”); and

6.	Prepare the Compensation Committee Report as required by the rules of the SEC.

Committee Membership

The Committee shall consist of at least three members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the Sarbanes-Oxley Act and the rules and regulations of NASDAQ, NYSE AMEX or such other exchange on which the Company’s common stock is traded (the rules and regulations of NASDAQ will apply if the Company’s common stock is traded on the Over-the-Counter Bulletin Board). One director who is not independent may be appointed to the Committee, subject to the following:

●	the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Company;

●	the Board of Directors, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders;

●	the Company discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reason for that determination; and

●	such person does not serve under this exception on the Committee for more than two years.

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Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

The Board of Directors may allocate the responsibilities of the Committee to other committees of its own designation provided that any such committee consists solely of independent directors and has a published committee charter. In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside auditors, attorneys and advisors, to the fullest extent permitted by applicable law. Pursuant to the Bylaws of the Company, the Committee shall have and may exercise all the powers and authority of the Board in all matters required, necessary or reasonable in the performance of the Committee purpose, responsibility and functions described in this Charter.

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties as are reasonably delegated to it, pursuant to applicable law, by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

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In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors, experts and staff for this purpose, including the authority to approve the fees payable to such counsel or advisors, experts and staff and any other terms of retention, at the sole cost and expense of the Company and without any further approval or authorization. In addition to individual compensation to members for serving on the Committee as reasonably determined by the Board, the Company shall provide appropriate funding, as determined by the Committee, for payment of (i) compensation to any counsel, experts or other advisers employed by the Committee, (ii) obtaining any insurance coverage deemed reasonable or necessary by the Committee, and (iii) funding ordinary administrative expenses of the Committee that it deems reasonable or necessary in carrying out its duties, subject only to any limitations imposed by applicable laws, rules and regulations.

Below is a summary of specific duties and responsibilities of the Committee:

Setting Compensation for Officers and Directors

1.	Establish and review the overall compensation philosophy of the Company.

2.	Review and approve the Company’s corporate goals and objectives relevant to the compensation for the CEO and other officers, including annual performance objectives.

3.	Evaluate the performance of the CEO and other officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

4.	In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies or companies of similar size or generally engaged in the petrochemical industries, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.	In connection with executive compensation programs, the Committee may in its discretion do or cause to be done by its advisors, experts, staff or outside counsel the following:

(a)	Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

(b)	Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

(c)	Establish and periodically review policies for the administration of executive compensation programs; and

(d)	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.	Review existing and periodically review policies in the area of senior management perquisites.

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7.	Consider policies and procedures pertaining to expense accounts of senior executives.

8.	Review and recommend to the full Board indemnification and insurance matters concerning the directors and officers.

9.	To the extent not delegated to the Audit Committee by the Board of Directors, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, severance agreements, termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

10.	Review and make recommendations to the Board of Directors with respect to, or approve, the Company’s incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

11.	Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company’s equity-based plans.

12.	Monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

13.	Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultants to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a compensation consultant is retained, the Committee shall have the sole authority to approve such consultants’ fees and other retention terms.

Reports

14.	Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of the SEC and other applicable regulatory bodies.

15.	Review and discuss with management the CD&A and related disclosures to be included in the Company’s proxy statement or Form 10-K filed with the SEC.

16.	Report regularly to the Board of Directors with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

Minutes

The Committee shall maintain written minutes of its meetings in paper or electronic form, which minutes shall be filed with the minutes of the meetings of the Board.

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APPENDIX B

AUDIT COMMITTEE CHARTER
OF
PRIME GLOBAL CAPITAL GROUP INCORPORATED

Purposes, Authority and Funding

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”), is appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In so doing, the Committee shall endeavor to maintain free and open communication between the Company’s directors, independent registered public accounting firm and financial management.

The Committee shall have the authority to retain such independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent registered public accounting firm, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent registered public accounting firm to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership

The members of the Committee (the “Members” or, individually, each a “Member”) shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board.

The following membership requirements shall also apply:

1.	each Member must be “independent” as defined in the rules and regulations applicable to audit committee members of companies listed on NASDAQ, NYSE AMEX or such other exchange on which the Company’s common stock is traded (the rules and regulations of NASDAQ will apply if the Company’s common stock is traded on the Over-the-Counter Bulletin Board);

2.	each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

3.	each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

4.	each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

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5.	at least one (1) Member must (A) have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such Member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities or (B) through appropriate education and/or experience, satisfy the definition of “audit committee financial expert” as defined by rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Notwithstanding subparagraph (1) above, one (1) director who: (a) is not independent as defined in NASDAQ Marketplace Rule 4200(a)(15); (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Family Member (as defined in NASDAQ Marketplace Rule 4200(a)(14)) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the Company’s next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (1) and (2) above for reasons outside the Member’s reasonable control, the affected Member may remain on the Committee until the earlier of the Company’s next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements.

Duties and Responsibilities

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and shareholder approvals, the Committee shall:

A.	Financial Statement & Disclosure Matters

1.	Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations of the SEC and NASDAQ (or such other exchange on which the Company’s common stock is traded);

2.	Oversee the Company’s accounting and financial reporting processes;

3.	Oversee audits of the Company’s financial statements;

4.	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

5.	Review with the Company’s independent registered public accounting firm, management and internal auditors any information regarding “second” opinions sought by management from any other accounting firm with respect to the accounting treatment of a particular event or transaction;

6.	Review and discuss with management and the Company’s independent registered public accounting firm the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements and aggregate contractual obligations, on the Company’s financial statements;

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7.	Review and discuss reports from the Company’s independent registered public accounting firm regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accounting firm; and (c) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

8.	Review all certifications required to be made by the Company’s principal executive officer and principal financial officer in connection with the Company’s periodic reports under the Act or pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act;

9.	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements (including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing with the SEC of any report containing such financial statements.

10.	Discuss the Company’s earnings press releases (including type and presentation of information, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and ratings agencies;

11.	If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

12.	Prepare and approve the report required by the rules of the SEC to be included in the Company’s annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 407 of Regulation S-K;

13.	Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

B.	Matters Regarding Oversight of the Company’s Independent Registered Public Accounting Firm

1.	Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

2.	Receive and review a formal written statement and letter from the Company’s independent registered public accounting firm delineating all relationships between the independent registered public accounting firm and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

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3.	Actively engage in a dialogue with the Company’s independent registered public accounting firm with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent registered public accounting firm;

4.	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm;

5.	Establish clear policies regarding the hiring of employees and former employees of the Company’s independent registered public accounting firm;

6.	Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent registered public accounting firm, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent registered public accounting firm must be disclosed in the Company’s applicable periodic reports;

7.	Ensure that the Company’s independent registered public accounting firm is registered as a public accounting firm with the Public Company Accounting Oversight Board, as provided for in Section 102 of the Sarbanes-Oxley Act of 2002. Obtain and review, at least annually, a report by the Company’s independent registered public accounting firm describing: (a) the independent registered public accounting firm’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent registered public accounting firm and the Company (to assess such firm’s independence);

8.	Meet with the Company’s independent registered public accounting firm prior to its audit to review the planning and staffing of the audit;

9.	Discuss with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented;

10.	Review with the Company’s independent registered public accounting firm any audit problems or difficulties and management’s response, including any restrictions on the scope of such firm’s activities or access to requested information, any significant disagreements with management, any accounting adjustments that were noted or proposed by such firm but were “passed” (as immaterial or otherwise), any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter issued, or proposed to be issued, by the firm to the Company, and a discussion of the responsibilities, budget and staffing of the Company’s internal audit function;

11.	Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent registered public accounting firm having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) fiscal years;

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C.	Matters Regarding Oversight of the Company’s Internal Audit Function

1.	Review the Company’s annual audited financial statements with management, including any major issues regarding accounting and auditing principles and practices, and review management’s evaluation of the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon;

2.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management;

3.	Review the appointment of, and any replacement of, the Company’s senior internal auditing executive;

4.	Review the significant reports to management prepared by the Company’s internal auditing department and management’s responses;

D.	Matters Regarding Oversight of Compliance Responsibilities

1.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations;

2.	Obtain reports from the Company’s management, senior internal auditing executive and independent registered public accounting firm that the Company’s subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

3.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

4.	Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

5.	Review and address any concerns regarding potentially illegal actions raised by the Company’s independent registered public accounting firm pursuant to Section 10A(b) of the Act; and cause the Company to inform the SEC of any report issued by the Company’s independent registered public accounting firm to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

6.	Obtain from the Company’s independent registered public accounting firm assurance that such firm has complied with Section 10A of the Act;

E.	Additional Duties & Responsibilities

1.	Review and reassess the adequacy of this Charter annually;

2.	Review and assess the performance and effectiveness of the Committee at least annually;

3.	Report regularly to the Board with respect to the Committee’s activities and make recommendations as appropriate;

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4.	Review with the Company’s outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies;

5.	Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments;

6.	Review with management and the Company’s independent registered public accounting firm any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; and

7.	Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and in accordance with GAAP. Rather, those duties are the responsibility of management and the independent registered public accounting firm.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the laws of the State of Nevada. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent registered public accounting firm.

Structure and Meetings

The Committee shall conduct its business and meetings in accordance with this Charter, the Company’s bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company’s bylaws. A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

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The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company’s independent registered public accounting firm, at such times as the Committee deems appropriate, to review the independent registered public accounting firm’s examination and management report.

Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing or via electronic transmission and the same are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees when appropriate.

Minutes

The Committee shall maintain written minutes of its meetings in paper or electronic form, which minutes shall be filed with the minutes of the meetings of the Board.

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APPENDIX C

NOMINATIONS AND GOVERNANCE COMMITTEE CHARTER

OF
PRIME GLOBAL CAPITAL GROUP INCORPORATED

Purpose

The general purpose and authority of the Nominations and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”), is as follows:

1.	To select, or recommend for the Board of Directors’ selection, the individuals to stand for election as directors at the annual meeting of shareholders or, if applicable, a special meeting of shareholders.

2.	To oversee the selection and composition of Committees of the Board of Directors and, as applicable, oversee management continuity planning processes.

3.	To oversee and maintain the corporate governance principles that apply to the Company, the Board and Committees of the Board.

Committee Membership

The Committee shall consist of at least three members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the Sarbanes-Oxley Act and the rules and regulations of NASDAQ, NYSE AMEX or such other exchange on which the Company’s common stock is traded (the rules and regulations of NASDAQ will apply if the Company’s common stock is traded on the Over-the-Counter Bulletin Board). One director who is not independent may be appointed to the Committee, subject to the following:

●	the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Company;

●	the Board of Directors, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders;

●	the Company discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reason for that determination; and

●	such person does not serve under this exception on the Committee for more than two years.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. Each member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

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Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

Duties and Responsibilities

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside auditors, attorneys and advisors, to the fullest extent permitted by applicable law. Pursuant to the Bylaws of the Company, the Committee shall have and may exercise all the powers and authority of the Board in all matters required, necessary or reasonable in the performance of the Committee purpose, responsibility and functions described in this Charter.

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the sole authority to approve the fees payable to such counsel or advisors and any other terms of retention. In addition to individual compensation to members for serving on the Committee as reasonably determined by the Board, the Company shall provide appropriate funding, as determined by the Committee, for payment of (i) compensation to any counsel, experts or other advisers employed by the Committee, (ii) obtaining any insurance coverage deemed reasonable or necessary by the Committee, and (iii) funding ordinary administrative expenses of the Committee that it deems reasonable or necessary in carrying out its duties, subject only to any limitations imposed by applicable laws, rules and regulations.

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Below is a summary of specific duties and responsibilities of the Committee:

Board Selection, Composition, and Evaluation

1.	Establish criteria for the selection of new directors to serve on the Board of Directors.

2.	Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.

3.	Review and make recommendations to the full Board of Directors, or determine, whether members of the Board should stand for re-election. Consider matters relating to the retirement of Board members, including term limits or age caps.

4.	In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board, recommend to the Board of Directors the class of directors in which the director-nominee should serve.

5.	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

6.	Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

7.	Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

8.	Oversee the evaluation, at least annually, and as circumstances otherwise dictate, of the Board of Directors and management.

Committee Selection and Composition

9.	Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

10.	Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

11.	Establish, monitor, and recommend the purpose, structure, and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

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12.	Periodically review the charter and composition of each committee of the Board of Directors and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Continuity / Succession Planning Process

13.

Oversee and approve the management continuity planning process. Review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

Reports

14.	Report regularly to the Board of Directors following meetings of the Committee, (a) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, and (b) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

Corporate Governance

To the extent deemed appropriate by the Board of Directors and the Committee, the Committee will do as follows:

15.	Consider the adequacy of the Articles of Incorporation and Bylaws of the Company and recommend to the Board of Directors, as conditions dictate, that it propose amendments to the Articles of Incorporation and Bylaws for consideration by the shareholders.

16.	Develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board of Directors in light of such developments as may be appropriate.

17.	Consider policies relating to meetings of the Board of Directors. This may include meeting schedules and locations, meeting agendas, and procedures for delivery of materials in advance of meetings.

Minutes

The Committee shall maintain written minutes of its meetings in paper or electronic form, which minutes shall be filed with the minutes of the meetings of the Board.

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Exhibit 8

June 11, 2015

United States Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, N.E.

Washington, D.C.  20549

Re: Prime Global Capital Group Incorporated

Ladies and Gentleman:

We have read the statements under the section entitled “Changes in Our Independent Registered Public Accounting Firm; Fees” in the Schedule 14A dated June 11, 2015, of Prime Global Capital Group Incorporated (the “Company”) to be filed with the Securities and Exchange Commission and we agree with such statements therein as related to our firm. We have no basis to, and therefore, do not agree or disagree with the other statements made by the Company in the Schedule 14A.

Sincerely,

BF Borgers CPA PC

Certified Public Accountants

Lakewood, CO

— Before You Vote —

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1. Form 10-K 2. Notice & Proxy Statement

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PRIME GLOBAL CAPITAL GROUP INCORPORATED E-5-2, Megan Avenue 1, Block E, 189, Jalan Tun Razak 50400 Kuala Lumpur, Malaysia

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Weng Kung Wong   02 Liong Tat Teh   03 Amiruddin Bin Che Embi   04 James E. Scheifley   05 Poh Chai Ham

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business and matters as may properly come before the annual meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

PRIME GLOBAL CAPITAL GROUP INCORPORATED

Annual Meeting of Stockholders

July 30, 2015 8:00 AM Malaysia Standard Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Weng Kung Wong and Liong Tat Teh, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PRIME GLOBAL CAPITAL GROUP INCORPORATED that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at Meritus Pelangi Beach Resort & Spa, Pelangi 1 Hall, Langkawi, Malaysia, on Thursday, July 30, 2015, at 8:00 a.m., Malaysia Standard Time (GMT +8), and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side